                                                                    Exhibit 23.1








                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2002 (except Note 15, as to which the date is March 25, 2002) in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-82646) and related Prospectus of Printcafe Software, Inc.





                                                           /s/ Ernst & Young LLP

Pittsburgh, Pennsylvania
April 11, 2002